Exhibit 99.1

bluebird bio Announces Key Management and Board Appointments and Upcoming Investor Events

Gina Consylman appointed chief financial officer, severe genetic disease

Marcela Maus named to bluebird bio board of directors

bluebird bio and 2seventy bio to hold investor events in September in advance of separation

Business separation targeted for October 2021 completion

CAMBRIDGE, Mass. – September 7, 2021 – bluebird bio, Inc. (NASDAQ: BLUE) today announced key management and board appointments in advance of the company’s planned separation, targeted for mid-October, 2021. The company also outlined plans for investor events and participation in investor conferences leading up to the separation.

“As we approach separation, we are focused on ensuring that both bluebird bio and 2seventy bio have strong management teams and boards in place to carry each company through its next phase,” said Nick Leschly, chief bluebird. “After an intense period of internal work to prepare for the separation, we’re now looking forward to engaging with key external stakeholders to share plans for each company as we near our targeted October separation.”

bluebird bio management update
“I’m thrilled to welcome Gina Consylman to the leadership team of bluebird bio. Upon the effectiveness of the planned separation, Gina will become the chief financial officer of bluebird bio,” said Andrew Obenshain, president, severe genetic disease. “Her prior experience in a similar spin transaction and helping lead a successful commercial organization through periods of change has already made her an invaluable partner as we move through an important execution phase at bluebird.”

Gina Consylman joined bluebird in August 2021 as the CFO of the severe genetic disease business, overseeing finance, tax, accounting, treasury, insurance and investor relations. She has over 25 years of experience in finance, investor relations, strategy and business development. Prior to joining bluebird, she served as senior vice president and CFO at Ironwood Pharmaceuticals. Before Ironwood, Gina served as vice president, corporate controller and principal accounting officer at Analogic Corporation, a publicly-held healthcare and security technology solutions company, where she oversaw the company’s global accounting and treasury teams. Prior to her work at Analogic, Gina served as senior director of corporate accounting at Biogen Inc., where she led the accounting teams for corporate and U.S. commercial business units.

Gina serves on the board of directors for Assembly Biosciences, Inc. and Verastem Oncology. A Certified Public Accountant, Gina began her career in public accounting at Ernst & Young LLP. She holds a B.S. in accounting from Johnson & Wales University and a M.S. in taxation from Bentley University.

bluebird bio board of directors update
“As we approach the launch of 2seventy bio, I’m excited to welcome Marcela Maus to bluebird bio’s board of directors. Upon effectiveness of the planned separation, Marcela will join the board of 2seventy bio,” said Nick Leschly. “Marcela’s work as a translational physician-scientist in the field of immunology, particularly as it relates to T-cell immunotherapies and cellular therapies in the treatment of cancer makes her ideally suited to provide valuable insights to the 2seventy team.”

Marcela Maus, M.D., Ph.D., is currently an associate professor at Harvard Medical School, the Paula O’Keefe chair in oncology and director of cellular immunotherapy at the Mass General (MG) Cancer Center, as well as an attending physician in the Hematopoietic Cell Transplant and Cell Therapy division of Oncology at MG. She is an associate member of the Broad Institute of Harvard and Massachusetts Institute of Technology (MIT), and an associate member of the Ragon Institute of MG, MIT, and Harvard. Dr. Maus’ laboratory focuses on the biology of human T cell activation, costimulation, and memory, and on the application of human T cell therapies to human disease, including forward and reverse translation of engineered T cell therapies in early-phase clinical trials.

Dr. Maus completed undergraduate studies at MIT and holds graduate degrees (M.D., Ph.D.) from the University of Pennsylvania. Dr. Maus trained in internal medicine at the University of Pennsylvania and in hematology and medical oncology at Memorial Sloan Kettering Cancer Center, is board-certified in these three disciplines, and practices medical oncology. She also serves on several scientific and clinical advisory boards for the biotechnology industry as well as external academic medical centers.

Upcoming investor events
Members of the management teams of bluebird bio and 2seventy bio will participate in the following upcoming investor conferences:
•Morgan Stanley 19th Annual Healthcare Conference
◦bluebird bio: September 10, 2021 at 10:15am ET
◦2seventy bio: September 9, 2021 at 12:30pm ET
•Bank of America Global Healthcare Conference 2021
◦bluebird bio: September 16, 2021 at 9:10am ET
◦2seventy bio: September 17, 2021 at 10:05am ET

About bluebird bio, Inc.
bluebird bio is pioneering gene therapy with purpose. From our Cambridge, Mass., headquarters, we’re developing gene and cell therapies for severe genetic diseases and cancer, with the goal that people facing potentially fatal conditions with limited treatment options can live their lives fully. Beyond our labs, we’re working to positively disrupt the healthcare system to create access, transparency and education so that gene therapy can become available to all those who can benefit.

bluebird bio is a human company powered by human stories. We’re putting our care and expertise to work across a spectrum of disorders: cerebral adrenoleukodystrophy, sickle cell disease, β-thalassemia and multiple myeloma, using gene and cell therapy technologies including gene addition, and (megaTAL-enabled) gene editing.

bluebird bio has additional nests in Seattle, Wash.; Durham, N.C.; and Zug, Switzerland. For more information, visit bluebirdbio.com.

Follow bluebird bio on social media: @bluebirdbio, LinkedIn, Instagram and YouTube.

bluebird bio, 2seventy and 2seventy bio are trademarks of bluebird bio, Inc.

Forward-Looking Statements
This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the company’s financial condition, results of operations, as well as statements regarding the Company’s plans and expectations for operations including the timing, leadership, structure, including the division of assets among bluebird bio and 2seventy bio, and the impact of a separation; as well as the company’s intention to provide further updates on the separation and the related financing strategies for bluebird bio and 2seventy. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks that we may not complete the separation on the terms or timeline currently contemplated if at all, achieve the expected benefits of a separation, and a separation could harm our business, results of operations and financial condition; the risk that the transaction might not be tax-free; we may be unable to make, on a timely or cost-effective basis, the changes necessary to operate as independent companies; 2seventy bio's lack of independent operating history and the risk that its accounting and other management systems may not be prepared to meet the financial reporting and other requirements of operating as an independent public company; dedicated financial and/or strategic funding sources may not be available on favorable terms; a separation or announcement thereof may adversely impact our ability to attract or retain key personnel; a separation may adversely impact the effectiveness of development and commercialization efforts by us and our partners; our businesses may be disrupted as a result of the announcement or pendency of the separation; and the risk that we are unable to realize the intended benefits of resizing and reshaping our workforce. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in our most recent Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the Securities and Exchange Commission. All information in this press release is as of the date of the release, and bluebird bio undertakes no duty to update this information unless required by law.

Investors & Media

Investors:

Elizabeth Pingpank, 617-914-8736
epingpank@bluebirdbio.com

Media:

Jenn Snyder, 617-448-0281
jsnyder@bluebirdbio.com